UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2008

California Coastal Communities, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-17189	02-0426634
(Commission File Number)	(I.R.S. Employer Identification No.)

6 Executive Circle, Suite 250, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

(949) 250-7700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On September 30, 2008, the Registrant entered into amendment agreements (the “Amendments”) to its $94 million Senior Secured Revolving Credit Agreement (the “Revolver”) and its $116 million Senior Secured Term Loan Agreement (the “Term Loan”).  KeyBank National Association, a national banking association, is the agent for the lending syndicates to each of the Revolver and the Term Loan. The names of the lenders and the subsidiaries of the Registrant which are guarantors under the Revolver and the Term Loan are set forth on the signature pages of the Amendments, copies of which are filed as Exhibits 10.1 and 10.2  to this Current Report on Form 8-K.

A description of the modifications to the Revolver and the Term Loan that are being effected by the Amendments is set forth below:

I. REVOLVER MODIFICATIONS

Maturity Extension Option:

The Registrant (the “Company”) will have the option to extend the maturity by nine (9) months to June 30, 2010 upon demonstrating compliance with all covenants for the reporting period ending December 31, 2008 and the payment of a 25 basis points fee.

Release Price:

The release price (and commitment reduction) will be $600,000 per home for the first 70 closings (previously the first 50 closings) and $1,000,000 per home thereafter.

Amortization:

Date	Prior Commitment	New Commitment
12/31/08	$75,000,000	$95,000,000
3/31/09	$50,000,000	$95,000,000
6/30/09	$25,000,000	$90,000,000
9/30/09	$0 – Maturity	$80,000,000
12/31/09 *		$70,000,000
3/31/10 *		$60,000,000
6/30/10 *		$0 – Maturity

* Only applicable if the Company qualifies for and exercises the extension option.

Distributions:

No Company distributions. As stated in the existing agreements, the Company’s Signal Landmark subsidiary will be permitted to make Distributions to the Company for taxes and required payments under the Revolver and Term Loan. Previously, Company distributions were permitted after the first 75 closings.

Minimum Sales Price:

The minimum sales price requirement will reset according to the Company’s current base price schedule (and sales prices shall not be reduced by more than 15%, consistent with the existing agreement).

Covenants:

Leverage Ratio:

Date	Prior Covenant		New Covenant
6/30/08	2.50	x	2.75	x
9/30/08	2.25	x	2.75	x
12/31/08	2.25	x	2.75	x
3/31/09	2.25	x	2.50	x
6/30/09	2.25	x	2.50	x
9/30/09 +	2.25	x	2.50	x

* The leverage and minimum net worth covenants permit a pro-forma adjustment for any potential impairment at the Company’s Hellman project and/ or deferred tax assets.

Loan-to-Value:

Date	Prior Covenant	New Covenant
6/30/08	50%	40%
9/30/09	50%	35%
3/31/10 *	50%	30%

* Only applicable if the Company qualifies for and exercises the extension option.

Minimum Sales Requirement:

The sum of cumulative homes closed to date and 50% of backlog (units under contract) must equal or exceed the figures set forth below:

Date	Minimum Sales
12/31/08	32
3/31/09	40
6/30/09	50
9/30/09	64
12/31/09	80
3/31/10	96

Minimum Liquidity – The sum of cash and Revolver availability must equal or exceed $4 million.

Application of Net Sales Proceeds: All net sales proceeds after taking into account the Term Loan release price must pay down the Revolver balance. These funds will be available to be re-borrowed under the Revolver subject to the terms of the credit agreement. The Borrower will be permitted to have a maximum $10 million in cash at any time.

Additional Commitment Reduction: To the extent the sum of cash and Revolver availability exceeds $20 million, any excess will be treated as an additional release price (i.e. 60% of excess will pay down the Term Loan and 40% of the excess will reduce the Revolver commitment).

Voting Rights: Required Lender (66 2/3%) required for waiver or amendment of financial covenants and other non-unanimous items.  Any waiver of covenants required to exercise the extension option will require 85% Lender approval.

Cross Default:

Removed the cross default provisions (Affirmative Covenants, Negative Covenants, Events of Default, etc.) to the debt on the Hellman and Lancaster projects financed by IndyMac and owned by two of the Company’s subsidiaries and guaranteed by another subsidiary (Hearthside Homes, Inc.).  This debt is non-recourse to the Revolver Borrower and the Company.

Interest Rate:

The interest rate on the Revolver will be based on the following Loan-to-Value (LTV) grid (prior pricing was LIBOR + 200 basis points).

LTV	LIBOR Margin	Prime Margin
>30% - <40%	350	200
>20% - <30%	325	175
<20%	300	150

Modification Fee:

A modification fee of 37.5 basis points was paid to each consenting Lender based on its current Revolver commitment.

II. TERM LOAN MODIFICATIONS

Release Price:

The release price (and commitment reduction) will be $600,000 per home for the first 70 closings (previously the first 50 closings) and $1,000,000 per home thereafter.

Amortization:

Date	Prior Commitment	New Commitment
12/31/08	$110,000,000	$115,000,000
3/31/09	$110,000,000	$115,000,000
6/30/09	$110,000,000	$110,000,000
9/30/09	$85,000,000	$105,000,000
12/31/09	$85,000,000	$90,000,000
3/31/10	$85,000,000	$75,000,000
6/30/10	$85,000,000	$65,000,000
9/30/10	$50,000,000	$50,000,000
12/31/10	$37,500,000	$37,500,000
3/31/11	$25,000,000	$25,000,000
6/30/11	$12,500,000	$12,500,000

Distributions:

No Company distributions. As stated in the existing agreements, the Company’s Signal Landmark subsidiary will be permitted to make Distributions to the Company for taxes and required payments under the Revolver and Term Loan.  Previously, Company distributions were permitted after the first 75 closings.

Covenants:

Leverage Ratio:

Date	Prior Covenant		New Covenant
6/30/08	2.50	x	2.75	x
9/30/08	2.25	x	2.75	x
12/31/08	2.25	x	2.75	x
3/31/09	2.25	x	2.50	x
6/30/09	2.25	x	2.50	x
9/30/09 +	2.25	x	2.50	x

* The leverage and minimum net worth covenants permit a pro-forma adjustment for any potential impairment at the Company’s Hellman project and/ or deferred tax assets.

Loan to Value:

Date	Prior Covenant	New Covenant
6/30/08	65%	70%
12/31/09	65%	65%
3/31/10	65%	60%
9/30/10	65%	45%

Interest Coverage Ratio:

Date	Prior Covenant		New Covenant
6/30/08	N/A		N/A
9/30/08	1.00	x	0.25	x
12/31/08	2.00	x	0.25	x
3/31/09	2.00	x	1.00	x
6/30/09	2.50	x	1.25	x
9/30/09	2.50	x	1.50	x
12/31/09 +	2.50	x	2.00	x

Minimum Sales Requirement:

The sum of cumulative homes closed to date and 50% of backlog (units under contract) must equal or exceed the figures set forth below:

Date	Minimum Sales
12/31/08	32
3/31/09	40
6/30/09	50
9/30/09	64
12/31/09	80
3/31/10	96

Minimum Liquidity – The sum of cash and Revolver availability must equal or exceed $4 million.

Application of Net Sales Proceeds: All net sales proceeds after taking into account the Term Loan release price must pay down the Revolver balance. These funds will be available to be re-borrowed under the Revolver subject to the terms of the credit agreement. The Borrower will be permitted to have a maximum $10 million in cash at any time.

Additional Commitment Reduction: To the extent the sum of cash and Revolver availability exceeds $20 million, any excess will be treated as an additional release price (i.e. 60% of excess will pay down the Term Loan and 40% of the excess will reduce the Revolver commitment).

Voting Rights: Required Lender (66 2/3%) required for waiver or amendment of financial covenants and other non-unanimous items.

Cross Default:

Removed the cross default provisions (Affirmative Covenants, Negative Covenants, Events of Default, etc.) to the debt on the Hellman and Lancaster projects financed by IndyMac and owned by two of the Company’s subsidiaries and guaranteed by another subsidiary (Hearthside Homes, Inc.).  This debt is non-recourse to the Term Loan Borrower and the Company.

Interest Rate:

The interest rate on the Term Loan will be based on the following Loan-to-Value (LTV) grid (prior pricing was LIBOR + 275 bps).

LTV	LIBOR Margin	Prime Margin
>65% - <70%	450	300
>50% - <65%	400	250
<50%	350	200

Modification Fee:

A modification fee of 37.5 basis points was paid to each consenting Lender based on its current Term Loan commitment.

Item 7.01               Regulation FD Disclosure.

On September 30, 2008, the Registrant issued a press release (the “Press Release”) that, in addition to announcing the Amendments described in Item 1.01 above, announced third quarter, year-to-date and project-to-date sales information relating to its 356-home Brightwater development in Huntington Beach, California:

Third quarter deliveries of seven (7) homes at an average price of $1.4 million, included deliveries of four (4) Cliffs homes and one (1) Breakers home, which are the larger square foot products offered at the Brightwater community.

• Year-to-date deliveries of 16 homes and project-to-date deliveries of 25 homes.

• Third quarter net sales orders of six (6) homes.

• Year-to-date net sales orders of 28 homes and project-to-date net sales orders of 37 homes.

• Current backlog of 12 homes with an aggregate sales value of $28.4 million.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the Press Release.

The information in this Current Report on Form 8-K, including the exhibit hereto that is being furnished under Item 7.01, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed to be incorporated by reference into any future registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

10.1	Third Amendment to Senior Secured Revolving Credit Agreement dated as of September 30, 2008.

10.2	Third Amendment to Senior Secured Term Loan Agreement dated as of September 30, 2008.

99.1

Press Release of the Registrant, dated September 30, 2008, announcing completion of amendments to credit facilities and updated sales information for its 356-home Brightwater community in Huntington Beach, California.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2008	California Coastal Communities, Inc.

	By:	/s/ SANDRA G. SCIUTTO
Sandra G. Sciutto
Chief Financial Officer and
Senior Vice President